MEMORANDUM


TO:       James B. Gardner

FROM:     Carol J. Thouin, Corporate Secretary

DATE:     May 25, 1999

RE:       Notice of Extension of Employment Contract

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The Board of Directors (the "Board") of Home Federal Savings Bank
has reviewed your formal performance evaluation performed by selected members of the Board. In connection therewith and pursuant to Section 1 of your contract, on May 25, 1999, the Board determined to extend your employment contract until the May Board Meeting, 2002.

                              HOME FEDERAL SAVINGS BANK

                         By:  /s/ M.F. Schumann
                              ---------------------------
                              M.F. Schumann
                              Director

                     EMPLOYEE ACKNOWLEDGMENT

     I hereby acknowledge receipt of this notice of extension of the above-referenced agreement and accept the extension of the term of such agreement.

                              EMPLOYEE

Dated:   May 25, 1999              By: /s/ James B. Gardner
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                                   James B. Gardner